                                                                    EXHIBIT 10.4

                                     TEKELEC

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

        1.      ESTABLISHMENT AND PURPOSES OF THE PLAN.

                Tekelec hereby establishes this Amended and Restated 1994 Stock Option Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

        2.      DEFINITIONS.

                The following definitions shall apply throughout the Plan:

                a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

                b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

                d. "COMMON STOCK" shall mean the common stock, without par value, of the Company.

                e. "COMPANY" shall mean Tekelec, a California corporation and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

                f. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

                g. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

                h. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

                i. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of

                                                                    EXHIBIT 10.4


the date of grant of the Option, as reported in The Wall Street Journal or such other source as the Board deems reliable or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

                j. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                k. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

                l. "OPTION" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

                m. "OPTION AGREEMENT" means a written agreement substantially in the form attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

                n. "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

                o. "OPTIONEE" shall mean any Employee who is granted an Option.

                p. "PLAN" shall mean this Tekelec Amended and Restated 1994 Stock Option Plan.

                q. "SHARES" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

        3.      SHARES RESERVED.

                The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Twenty Seven Million Seven Hundred Thousand (27,700,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

        4.      ADMINISTRATION OF THE PLAN.

                a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

                b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422


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                                                                    EXHIBIT 10.4


of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be granted to Employees in accordance with
Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement, provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to an Optionee under the Plan, whether through amendment, cancellation, replacement grant or otherwise; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and
(xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

                c. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

                d. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

        5.      ELIGIBILITY.

                Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

        6.      TERMS AND CONDITIONS OF OPTIONS.

                Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

                                                                    EXHIBIT 10.4


                a. Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

                b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Eight Hundred Thousand (800,000) Shares. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

                c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

                In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

                d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

                If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

                e. Term of Options. The term of an Incentive Stock Option may be up to ten (10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock

                                                                    EXHIBIT 10.4


Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

                The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

                The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

                f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

        7.      EXERCISE OF OPTION.

                a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

                An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

                                                                    EXHIBIT 10.4


                b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

                c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                d. Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

                e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Employment he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Employment (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Employment; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Employment shall not exceed an aggregate of six
(6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Employment.

                Notwithstanding anything to the contrary herein, the Committee may at the time of granting an Option and at any time prior to the termination of such Option, with the consent of the Optionee and subject to such terms and conditions as the Committee in its discretion deems advisable or appropriate, extend the period of time during which the Optionee may exercise his or her Option following the date he or she ceases his or her Continuous Employment due to retirement after having reached the age of 55 and having engaged in Continuous Employment for at least five years prior to such retirement (hereafter referred to as a "Qualifying Retirement");

                                                                    EXHIBIT 10.4


provided, however, that (i) the maximum period of time during which such Option shall be exercisable following such Qualifying Retirement shall not extend beyond the term of such Option as set forth in the Option Agreement; and (ii) notwithstanding any extension of time during which such Option may be exercised following a Qualifying Retirement, such Option, unless otherwise granted or amended by the Committee, shall only be exercisable following Qualifying Retirement to the extent the Optionee was entitled to exercise such option on the date he or she ceased his or her Continuous Employment.

                f. Death or Disability of Optionee. If an Optionee's Continuous Employment ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one
(1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

                h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

                Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

                i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the

                                                                    EXHIBIT 10.4


Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

        8.      NONTRANSFERABILITY OF OPTIONS.

                Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

        9.      HOLDING PERIOD.

                In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

        10.     ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

                a. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

                b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty (30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

                c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall

                                                                    EXHIBIT 10.4


determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

        11.     SHAREHOLDER APPROVAL.

                Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Shareholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the State of California.

        12.     AMENDMENT AND TERMINATION OF THE PLAN.

                a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of shareholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options;
(v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

                b. Effect of Amendment or Termination. Except as otherwise provided in Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this Amended and Restated 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by shareholders as provided in Section 11 of the Plan.

        13.     INDEMNIFICATION.

                No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or

                                                                    EXHIBIT 10.4


paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

        14.     GENERAL PROVISIONS.

                a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

                b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

                No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

                                                                    EXHIBIT 10.4


                c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

                d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

                e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

                f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

                g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

                h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

        15.     EFFECTIVE DATE AND TERM OF PLAN.

                The Plan shall become effective upon shareholder approval as provided in Section 11 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

                                                                    EXHIBIT 10.4


================================================================================

[TEKELEC LOGO]

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

Tekelec hereby grants to you an Option under the Tekelec Amended and Restated 1994 Stock Option Plan (the "Plan"), to purchase the number of shares of Tekelec Common Stock set forth below.

NAME:

EMPLOYEE ID #:

DATE OF GRANT:

TYPE OF OPTION:

NUMBER OF SHARES:

EXERCISE PRICE:

PAYMENT: Payment of the exercise price and applicable taxes may be made (i) by cash or check and/or (ii) pursuant to a "Cashless" exercise (see Option Terms and Conditions attached hereto).

VESTING SCHEDULE:       16 equal quarterly installments; the first installment
                        will vest on M/D/Y, and one additional installment will vest on the last day of each calendar quarter thereafter, as long as you remain an employee of the Company.

EXPIRATION DATE:        M/D/Y; provided, however, that in the event of your
                        termination of employment with the Company or your disability or death, the provisions of Sections 6 and 7 of the Option Terms and Conditions attached hereto shall apply to your right to exercise the Option.

This Stock Option Agreement consists of this page and the Option Terms and Conditions and the Notice of Exercise of Stock Option attached hereto. By signing below, you accept the grant of this Option and agree that this Option is subject in all respects to the terms and conditions of the Plan located on Tekelec's internal website at Teksource. Copies of the Plan and Prospectus containing information concerning the Plan are available upon request to _____________________ at _________________ or ____________________@tekelec.com.

You further acknowledge and agree that (i) you have carefully reviewed this Stock Option Agreement (including the Option Terms and Conditions attached hereto) and the Plan and (ii) this Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding this Option and supersede all prior oral and written agreements with respect thereto.

TEKELEC

BY:
   ----------------------------          --------------
PRINT NAME:                              DATE
           --------------------
TITLE:

-------------------------------          --------------
               OPTIONEE                  DATE

================================================================================

                                                                    EXHIBIT 10.4


               TEKELEC AMENDED AND RESTATED 1994 STOCK OPTION PLAN
              STOCK OPTION AGREEMENT - OPTION TERMS AND CONDITIONS

The following Terms and Conditions apply to the nonstatutory stock option granted by Tekelec to the Optionee whose name appears on the Stock Option Agreement to which these Terms and Conditions are attached.

1. AMENDED AND RESTATED 1994 STOCK OPTION PLAN. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec Amended and Restated 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

2. NATURE OF THE OPTION. This Option is intended to be a NONSTATUTORY STOCK OPTION and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

3. METHOD OF PAYMENT. The aggregate exercise price of the Shares purchased upon an exercise, in whole or in part, of the Option may be paid in one or both of the following forms:

        (a)     Check made payable to the Company or its designated agent;
                and/or

        (b) Through a special sale and remittance procedure commonly referred to as a "cashless exercise" pursuant to which the Optionee (or any other person(s) entitled to exercise the Option) shall concurrently provide irrevocable written instructions:

                (i) to a brokerage firm to effect the immediate sale of a sufficient number of the Shares purchased upon the exercise of the Option to enable such brokerage firm to remit out of the sales proceeds available upon the settlement date, sufficient funds to Tekelec to cover the aggregate exercise price payable for the purchased Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by Tekelec by reason of such exercise and/or sale; and

                (ii) to Tekelec to deliver the certificate(s) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

                Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the aggregate exercise price must accompany the Notice of Exercise delivered by the Optionee to Tekelec in connection with the Option exercise.

4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

        (a) This Option shall vest and be exercisable cumulatively as set forth on the first page of the Stock Option Agreement. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment; provided, however, that an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or Optionee's disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

        (b) This Option shall be exercisable by written notice (in the form of the Notice of Exercise of Stock Option attached hereto, as amended from time to time) which shall state the Optionee's election to exercise this Option and the number of Shares being purchased and set forth such other information as may be required by the Company in connection with the exercise of the Option. Such written notice shall be signed by the Optionee and shall be delivered in person or by facsimile (818.880.0176) or certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall specify the method of payment of the aggregate exercise price in accordance with Section 3 above. The certificate or certificates for the purchased Shares shall be registered in the name of the Optionee unless otherwise specified by the Optionee in the Notice of Exercise.

                                                                    EXHIBIT 10.4


        (c) No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with
                Section 7(h) of the Plan.

5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Employment, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

8. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

12.     MISCELLANEOUS.

        (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

        (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns.

                                                                    EXHIBIT 10.4


                Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

        (c)     Amendments.

                (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

                (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

        (d) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

        (e) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.


                                     * * * *

                                                                    EXHIBIT 10.4


TEKELEC                NOTICE OF EXERCISE OF STOCK OPTION

I hereby notify Tekelec that I elect to exercise the options listed below to purchase the number of shares of Tekelec Common Stock indicated below. In connection with the exercise of my options and the purchase of such shares, I have received and carefully reviewed a copy of the Company's Prospectus containing information about the Amended and Restated 1994 Stock Option Plan and the shares of Tekelec Common Stock issuable thereunder.

================================================================================
Section I: Personal Data  (Please print legibly)
================================================================================

Name: __________________________________  Employee ID #:_________________
Address: _______________________________  SSN: __ __ __ - __ __ - __ __ __ __
City, State, Zip: ______________________  Phone: (____ )_________________

================================================================================
Section II:  Statement of Intent to Exercise
================================================================================

Type of Option: (check one)  [ ] Incentive Stock Option (ISO)   [ ] Nonstatutory Stock Option (NSO)

                                                                                            Total
               Option Grant      # Shares          Exercise Price       Taxes (NSO         Exercise
Option #           Date          Exercise            per Share             only)            Price
_______         __________      __________    X     $__________     +      TBD       =   $__________
_______         __________      __________    X     $__________     +      TBD       =   $__________
_______         __________      __________    X     $__________     +      TBD       =   $__________
                                                           Total amount due to TEKELEC:  $__________

NSO EXERCISES ONLY: I understand that for NSO exercises I am required to pay Federal and state income and employment taxes on the gain, as measured, as of the date of exercise, by the difference between the option exercise price and the fair market value of the shares purchased. Tax calculations will be provided by the Stock Plan Administrator.

ISO EXERCISES ONLY: I will promptly notify Tekelec if I sell, transfer, gift or otherwise dispose of any or all of the shares acquired upon the exercise of an ISO at any time (a) within one year after the date hereof; or (b) within two years after the ISO grant date.

================================================================================
Section III:  Method of Exercise  (Please check one)
================================================================================

[ ] Exercise and hold  [ ] Same day sale of all shares exercised
[ ] Same day sale of __________ shares exercised

================================================================================
Section IV:  Method of Payment  (Please check one)
================================================================================

[ ] Cashless Exercise -- proceeds from sale of stock  [ ] Check made payable to
                                                          Tekelec

================================================================================
Section V:  Broker Information
================================================================================

Name of Broker:____________________________________   Address:  ________________
Contact Name:  ____________________________________   Fax No.:  ________________
Account No.:   ____________________________________   Phone No.:________________

================================================================================
Section VI:  Certificate Registration  (Please check one)
================================================================================

[ ] Issue stock in my name individually and mail stock certificate to the above address.

[ ] Issue stock in street name and send directly to my Broker at the above address.

================================================================================
Employee signature: ________________  Date: _________, 200___
================================================================================


Please return your completed Notice of Exercise to _________________________, Tekelec Stock Plan Administrator.

Received by _________________ on behalf of Tekelec on _______________, 200___.
                              Signature

                                                                    EXHIBIT 10.4


                                     TEKELEC

                            CERTIFICATE OF SECRETARY

I, Ronald W. Buckly, hereby certify that I am the duly elected, qualified and acting Secretary of Tekelec, a California corporation (the "Company"), and that the foregoing plan is a true and correct copy of the Company's Amended and Restated 1994 Stock Option Plan, duly authorized, adopted and approved by the Board of Directors of the Company, and that the same has not been repealed or amended, and remains in full force and effect.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal this 14th day of February 2003.

                                            /S/
                                            -----------------------------
                                            Ronald W. Buckly